UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2006

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

420 Lexington Avenue, 7th Floor		10170
New York, New York		(Zip Code)
(Address of Principal Executive Offices)

(212) 869-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On August 25, 2006, New Plan Excel Realty Trust, Inc. (the “Company”) entered into a $350 million amended and restated revolving credit agreement (the “Revolver”) with Bank of America, N.A. and the other lenders party thereto, which replaces the First Amended and Restated Revolving Credit Agreement, as amended, dated June 29, 2004, among the Company, Bank of America, N.A. and the other lenders party thereto.  Borrowings under the Revolver will bear interest at LIBOR plus a spread that varies depending on the Company’s credit ratings (currently 55 basis points).  The Revolver incurs an annual facility fee of 15 basis points and matures on August 25, 2010, with a one-year extension option. The Company has the right to increase the amount that can be borrowed under the Revolver to $500 million, subject to certain conditions.

Concurrently with its entry into the Revolver, the Company also entered into a $150 million amended and restated secured term loan agreement (the “Term Loan”) with Bank of America, N.A. and the other lenders party thereto, which replaces the First Amended and Restated Secured Term Loan Agreement, as amended, dated June 29, 2004, among the Company, Bank of America, N.A. and the other lenders party thereto. Borrowings under the Term Loan will bear interest at LIBOR plus a spread that varies depending on the Company’s credit ratings (currently 55 basis points). The Term Loan matures on August 25, 2010.

Several of the Company’s subsidiaries are guarantors of the Company’s obligations under both the Revolver and the Term Loan. Bank of America, N.A. acted as Administrative Agent in both facilities, with The Bank of New York acting as Co-Syndication Agent in the Revolver and Syndication Agent in the Term Loan.  For the Revolver, Keybank National Association acted as Co-Syndication Agent, and J.P. Morgan Chase Bank, N.A. and SunTrust Bank acted as Co-Documentation Agents.  SunTrust Bank acted as Documentation Agent in the Term Loan.  Banc of America Securities LLC and BNY Capital Markets, Inc. were Joint Lead Arrangers for both facilities.

The Company’s ability to borrow under both facilities will be subject to its ongoing compliance with a number of covenants, including with respect to the Company’s ability to incur liens on its property, engage in major transactions such as mergers, make certain investments and engage in certain transactions with its affiliates.  In addition, both facilities require that the Company maintain certain financial coverage ratios and comply with other debt covenants. These coverage ratios and debt covenants include:

•                              EBITDA (as defined in the applicable debt agreement) to fixed charges ratio of at least 1.6:1

•                              minimum tangible net worth of approximately $1.2 billion

•                              total debt to total adjusted assets of no more than 60% (or 65% in certain circumstances)

•                              total secured debt to total adjusted assets of no more than 40%

•                              unsecured debt to unencumbered assets value of no more than 60% (or 65% in certain circumstances)

•                              book value of ancillary assets to total adjusted assets of no more than 25%

•                              book value of new construction assets to total adjusted assets of no more than 15%

•                              Funds from Operations (as defined in the applicable debt agreement) payout ratio no greater than 95%

The forgoing summary is qualified in its entirety by reference to the copy of the Revolver attached as Exhibit 10.1 hereto and incorporated herein by reference and the Term Loan attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Revolving Credit Agreement, dated as of August 25, 2006, among New Plan Excel Realty Trust, Inc., Bank of America, N.A. and the other lenders party thereto.

10.2

Second Amended and Restated Guaranty, dated as of August 25, 2006, by and among Excel Realty Trust—ST, Inc., CA New Plan Asset Partnership IV, L.P., CA New Plan Texas Assets, L.P., HK New Plan Exchange Property Owner II, LP, NP of Tennessee, L.P., HK New Plan Exchange Property Owner I, LLC, New Plan of Illinois, LLC, New Plan of Michigan, LLC, New Plan Property Holding Company, Pointe Orlando Development Company, New Plan Realty Trust, Excel Realty Trust-NC and Bank of America, N.A., as administrative agent (Second Amended and Restated Revolving Credit Agreement).

10.3	Second Amended and Restated Secured Term Loan Agreement, dated as of August 25, 2006, among New Plan Excel Realty Trust, Inc., Bank of America, N.A. and the other lenders party thereto.

10.4

Second Amended and Restated Guaranty, dated as of August 25, 2006, by and among Excel Realty Trust—ST, Inc., CA New Plan Asset Partnership IV, L.P., CA New Plan Texas Assets, L.P., HK New Plan Exchange Property Owner II, LP, NP of Tennessee, L.P., HK New Plan Exchange Property Owner I, LLC, New Plan of Illinois, LLC, New Plan of Michigan, LLC, New Plan Property Holding Company, Pointe Orlando Development Company, New Plan Realty Trust, Excel Realty Trust-NC and Bank of America, N.A., as administrative agent (Second Amended and Restated Secured Term Loan Agreement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: August 28, 2006	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Revolving Credit Agreement, dated as of August 25, 2006, among New Plan Excel Realty Trust, Inc., Bank of America, N.A. and the other lenders party thereto.

10.2

Second Amended and Restated Guaranty, dated as of August 25, 2006, by and among Excel Realty Trust—ST, Inc., CA New Plan Asset Partnership IV, L.P., CA New Plan Texas Assets, L.P., HK New Plan Exchange Property Owner II, LP, NP of Tennessee, L.P., HK New Plan Exchange Property Owner I, LLC, New Plan of Illinois, LLC, New Plan of Michigan, LLC, New Plan Property Holding Company, Pointe Orlando Development Company, New Plan Realty Trust, Excel Realty Trust-NC and Bank of America, N.A., as administrative agent (Second Amended and Restated Revolving Credit Agreement).

10.3	Second Amended and Restated Secured Term Loan Agreement, dated as of August 25, 2006, among New Plan Excel Realty Trust, Inc., Bank of America, N.A. and the other lenders party thereto.

10.4

Second Amended and Restated Guaranty, dated as of August 25, 2006, by and among Excel Realty Trust—ST, Inc., CA New Plan Asset Partnership IV, L.P., CA New Plan Texas Assets, L.P., HK New Plan Exchange Property Owner II, LP, NP of Tennessee, L.P., HK New Plan Exchange Property Owner I, LLC, New Plan of Illinois, LLC, New Plan of Michigan, LLC, New Plan Property Holding Company, Pointe Orlando Development Company, New Plan Realty Trust, Excel Realty Trust-NC and Bank of America, N.A., as administrative agent (Second Amended and Restated Secured Term Loan Agreement).